                                                                Exhibit 10(a)(2)


                        AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS AMENDMENT is made as of the 8th day of December, 1998, between SAGA COMMUNICATIONS, INC., a Delaware corporation with its principal office at 73 Kercheval Avenue, Grosse Pointe Farms, Michigan 48236 (the "Corporation"), and Edward K. Christian of Grosse Pointe Farms, Michigan 48236 ("Christian").

                          W I T N E S S E T H T H A T:

         WHEREAS, the Corporation and Christian entered into an Employment Agreement dated as of April 8, 1977 (the "Agreement"); and

         WHEREAS, the Corporation and Christian desire to amend Section 13 of the Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. The Agreement is hereby amended by replacing the existing Section 13 in its entirety with the following:

         "13. In recognition of Christian's service to the Corporation for over ten years, the Corporation hereby agrees to forgive the indebtedness of Christian evidenced by the Note (including unpaid interest thereon) in five equal installments on December 18, 1998 and March 31 of 1999, 2000, 2001 and 2002. In addition, the Corporation shall pay Christian such amount as is necessary to enable Christian to pay all federal and state income tax liabilities (including, without limitation, liabilities under Internal Revenue Code Sections 280G and 4999) arising by reason of the foregoing forgiveness of indebtedness and by reason of payments received pursuant to this sentence, it being the intent of the parties that Christian be made whole with respect to the economic effect of all federal and state income taxes arising under this paragraph 13."

         2. Except as modified and amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and affirmed.

         3. The Pledge Agreement dated as of December 10, 1992 of Christian securing the indebtedness evidenced by the Note is hereby terminated.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                             SAGA COMMUNICATIONS, INC.



                                             By
                                                --------------------------------
                                                Samuel D. Bush, Vice President


                                             -----------------------------------
                                                Edward K. Christian



                                      -2-

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                            SAGA COMMUNICATIONS, INC.
                  SCHEDULE II - ALLOWANCE FOR DOUBTFUL ACCOUNTS

                                 (in thousands)

                                                                    Additions
                                                             ------------------------
                                              Balance at     Charged to    Charged to                   Balance at
                                               Beginning     Costs and        Other                       End of
     Description                               of Period      Expenses      Accounts      Deductions      Period
------------------------------------------------------------------------------------------------------------------

Year Ended December 31, 1998
     Allowance for doubtful accounts              $514          $441                         $459(1)       $496
                                                  ====          ====                         ====          ====

Year Ended December 31, 1997
     Allowance for doubtful accounts              $319          $549                         $354(1)       $514
                                                  ====          ====                         ====          ====

Year Ended December 31, 1996
     Allowance for doubtful accounts              $295          $365                         $341(1)       $319
                                                  ====          ====                         ====          ====

Year Ended December 31, 1995
     Allowance for doubtful accounts              $274          $534                         $513(1)       $295
                                                  ====          ====                         ====          ====



(1)      Write-off of uncollectible accounts, net of recoveries.